Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of Dynamic Response Group, Inc. (the “Company”) on Form 10-Q for the six months ended June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Melissa K. Rice, as Principal Executive Officer and Principal Financial Officer of Dynamic Response Group, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fully presents, in all material respects, the financial condition and results of operations of Dynamic Response Group, Inc.

Date: August 20, 2008	/s/ Melissa K. Rice
Principal Executive Officer and Principal Financial Officer